UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2007 (April 18, 2007)
RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation or organization)	Number)	Identification No.)
401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)
(419) 783-8950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.
     On April 18, 2007, Rurban Financial Corp. (the “Company”) issued a news release reporting results for the first quarter ended March 31, 2007. A copy of the April 18, 2007 news release is furnished as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Item 2.02, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise stated in such filing.
Item 7.01 – Regulation FD Disclosure.
     On April 18, 2007, the Company issued a news release announcing that its Board of Directors has declared a quarterly shareholder dividend of $0.06 per share payable on May 18, 2007 to all shareholders of record on May 4, 2007. A copy of the April 18, 2007 news release is furnished as Exhibit 99.2 and is incorporated herein by reference.
     The information in this Item 7.01, including Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.
Item 9.01 – Financial Statements and Exhibits.
(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits

Exhibit No.	Description
99.1	News release issued by Rurban Financial Corp. on April 18, 2007 reporting results for the first quarter ended March 31, 2007

99.2	News release issued by Rurban Financial Corp. on April 18, 2007 regarding declaration of quarterly shareholder dividend

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: April 19, 2007	By:	/s/ Duane L. Sinn

Duane L. Sinn Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated April 19, 2007
Rurban Financial Corp.

Exhibit No.	Description
99.1	News release issued by Rurban Financial Corp. on April 18, 2007 reporting results for the first quarter ended March 31, 2007

99.2	News release issued by Rurban Financial Corp. on April 18, 2007 regarding declaration of quarterly shareholder dividend